Asset and Goodwill Impairment Testing	12 Months Ended
Dec. 31, 2018
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Asset and Goodwill Impairment Testing
8.	Asset and Goodwill Impairment Testing

a)	Impairment Reversal and Asset Impairments

The following pre-tax impairment reversal and (asset impairments) were recorded in the statement of income:

Impairment Reversal and (Asset Impairments)

(CAD$ in millions)	2018	2017
Steelmaking coal CGU	$—	$207
Other	(41)	(44)

Total	$(41)	$163

Steelmaking Coal CGU

We did not identify any asset impairment or impairment reversal indicators for our steelmaking coal CGU during 2018. The results of our annual goodwill impairment testing for our steelmaking coal CGU as at October 31, 2018 are outlined in Note 8(b).

As at December 31, 2017, we recorded a pre-tax impairment reversal of $207 million (after-tax $131 million) related to one of the mines in our steelmaking coal business unit. The estimated post-tax recoverable amount of this mine was significantly higher than the carrying value. This impairment reversal arose as a result of changes in short-term and long-term market participant price expectations for steelmaking coal and expected future operating cost estimates included in our annual goodwill impairment testing performed in 2017. The impairment reversal affected the profit (loss) of our steelmaking coal operating segment (Note 27).

Other

During the year ended December 31, 2018, we recorded asset impairments of $41 million, of which $31 million is related to capitalized exploration expenditures that are not expected to be recovered and $10 million ($44 million – 2017) is related to Quebrada Blanca assets that will not be recovered through use.

b)	Annual Goodwill Impairment Testing

The allocation of goodwill to CGUs or groups of CGUs reflects how goodwill is monitored for internal management purposes. Our Quebrada Blanca CGU and steelmaking coal CGU have goodwill allocated to them (Note 17). The Quebrada Blanca CGU primarily relates to assets of QB2.

We performed our annual goodwill impairment testing at October 31, 2018 and did not identify any goodwill impairment losses.

Cash flow projections are based on expected mine life. For our steelmaking coal operations, the cash flows cover periods of 9 to 51 years, with a steady state thereafter until reserves and resources are exhausted. For Quebrada Blanca, the cash flow covers 31 years, with our estimate of cash flows thereafter until reserves and resources are exhausted.

Given the nature of expected future cash flows used to determine the recoverable amount, a material change could occur over time as the cash flows are significantly affected by the key assumptions described below in Note 8(c).

Sensitivity Analysis

Our annual goodwill impairment test carried out at October 31, 2018 resulted in the recoverable amount of our steelmaking coal CGU exceeding its carrying value by approximately $6.7 billion. The recoverable amount of our steelmaking coal CGU is most sensitive to the long-term Canadian dollar steelmaking coal price assumption. In isolation, a 15% decrease in the long-term Canadian dollar steelmaking coal price would result in the recoverable amount of the steelmaking coal CGU being equal to the carrying value.

Our annual goodwill impairment test for the Quebrada Blanca CGU carried out at October 31, 2018 resulted in a recoverable amount that exceeded the carrying value and no goodwill impairment losses were identified. Subsequent to our annual goodwill impairment test, Teck announced the QB2 partnering transaction (Note 5(a)). We compared the implied fair value that can be derived from the announced market transaction to the carrying value for our Quebrada Blanca CGU and concluded that the fair value exceeded our carrying value, including goodwill. In deriving a fair value for QBSA relative to the interest subscribed for by Sumitomo, we adjusted the transaction value to reflect the additional value attributed to a controlling interest.

c)	Key Assumptions

The following are the key assumptions used in our impairment testing calculations during the years ended December 31, 2018 and 2017:

	2018	2017

Steelmaking coal prices	Current price used in initial year, decreased to a long-term price in 2023 of US$150 per tonne	Current price used in initial year, decreased to a long-term price in 2022 of US$140 per tonne

Copper prices	Current price used in initial year, increased to a long-term price in 2023 of US$3.00 per pound	Current price used in initial year, decreased to a long-term price in 2022 of US$3.00 per pound

Discount rate	6.0%	5.9%

Long-term foreign exchange rate	1 U.S. to 1.25 Canadian dollars	1 U.S. to 1.25 Canadian dollars

Inflation rate	2%	2%

Commodity Prices

Commodity price assumptions are based on a number of factors, including forward curves in the near term, and are benchmarked with external sources of information, including information published by our peers and market transactions, where possible, to ensure they are within the range of values used by market participants.

Discount Rates

Discount rates are based on a mining weighted average cost of capital for all mining operations. For the year ended December 31, 2018, we used a discount rate of 6.0% real, 8.1% nominal post-tax (2017 – 5.9% real, 8.0% nominal post-tax) for mining operations and goodwill.

Foreign Exchange Rates

Foreign exchange rates are benchmarked with external sources of information based on a range used by market participants. Long-term foreign exchange assumptions are from year 2023 onwards for analysis performed in the year ended December 31, 2018 and are from year 2022 onwards for analysis performed in the year ended December 31, 2017.

Inflation Rates

Inflation rates are based on average historical inflation for the location of each operation and long-term government targets.

Reserves and Resources

Future mineral production is included in projected cash flows based on mineral reserve and resource estimates and on exploration and evaluation work undertaken by appropriately qualified persons.

Operating Costs and Capital Expenditures

Operating costs and capital expenditures are based on life of mine plans and internal management forecasts. Cost estimates incorporate management experience and expertise, current operating costs, the nature and location of each operation, and the risks associated with each operation. Future capital expenditures are based on management’s best estimate of expected future capital requirements, which are generally for the extraction and processing of existing reserves and resources. All committed and anticipated capital expenditures based on future cost estimates have been included in the projected cash flows. Operating cost and capital expenditure assumptions are continuously subjected to ongoing optimization and review by management.

Recoverable Amount Basis

In the absence of a relevant market transaction, we estimate the recoverable amount of our CGUs on a fair value less costs of disposal (FVLCD) basis using a discounted cash flow methodology, taking into account assumptions likely to be made by market participants unless it is expected that the value-in-use methodology would result in a higher recoverable amount. For the asset impairment, impairment reversal and goodwill impairment analyses performed in 2018 and 2017 (Note 8(a)), we have applied the FVLCD basis. These estimates are classified as a Level 3 measurement within the fair value measurement hierarchy (Note 29).